Exhibit 10.32.3

Assumption of contract
by and between

(1)	Curetis GmbH, Max-Eyth Strasse 42, 71088 Holzgerlingen, Germany, as legal successor to the Curetis AG from 15.03.2016 onward

- hereinafter referred to as “Curetis”-,

(2)	Beijing Clear Bio-tech Co. Ltd, Room 429, A Building, Jiatai International Plaza, #41 Dongsihuan mid-Road, Chaoyang District, Beijing, China

- hereinafter referred to as “BCB”-,

and

(3)	Technomed (Hong Kong) Ltd., Unit 2, 10/F., Block A, Po Yip Bldg. 60-70 Texaco Road, Tsuen Wan N.T, Hong Kong

- hereinafter referred to as “Technomed”-,

- hereinafter individually Party or together Parties respectively -.

The Parties agree as follows:

1)	Technomed, will assume the role of BCB as Curetis’ distributor in Hong Kong from April 1, 2016 onward. Technomed accepts all regulations of and assumes all rights and duties according to the Exclusive International Distributor Agreement dated September 25, 2015 (“Agreement”), by and between Curetis and BCB, except the CFDA clinical trial and filing of Unyvero Solution with CFDA.
2)	BCB will withdraw as distributor for Hong Kong on March 31, 2016.
3)	New minimum purchase goals are defined as follows:
•	6 CE-labelled complete Unyvero Systems, consisting of 1 lysator, 1 cockpit, 1 analyser (year 1: 1 system, year 2: 2 systems, year 3: 3 systems);
•	50Unyvero Cartridge Sets - P55 and i60 implant & tissue infection combined (year 1: 8 sets, year 2: 16 sets, year 3: 26 sets).
4)	All other clauses of the Agreement remain unchanged and in full force and effect.

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This Agreement was signed by the Parties duly authorized representatives.

Curetis GmbH represented by:
/s/ Oliver Schacht	/s/ Achim Plum
Name: Oliver Schacht, PhD Title: CEO Date: 30 May 2016	Name: Dr. Achim Plum Title: CCO Date: 30 May 2016

Beijing Clear Bio-tech Co. Ltd represented by: /s/ Tang Ming
Name: Tang Ming Title: Chairman Date:	Name: Title: Date:

Technomed (Hong Kong) Ltd. represented by: /s/ George Leung
Name: George Leung Title: Managing Director Date: 3/8/16	Name: Title: Date:

Attachment 1:

Exclusive International Distributor Agreement, dated September 25, 2015, by and between

Curetis and BCB